UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:   November 1, 2012 to October 31, 2013

Item 1.  Reports to Stockholders.

Reaves Utility Income Fund

UTG

ASEA

Annual Report
10.31.13

SECTION 19(B) DISCLOSURE

October 31, 2013

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.13125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Annual Report | October 31, 2013	1

Reaves Utility Income Fund	Shareholder Letter
October 31, 2013 (Unaudited)

To our Shareholders:

2013 Investment Portfolio Returns

Total net assets of the Fund were $809,731,405 at October 31, 2013, or $27.91 of net asset value per common share. One year ago net assets totaled $744,401,092 representing $25.66 of net asset value per common share. The changes include the monthly payments to shareholders totaling $1.575. The portfolio’s total investment return for fiscal 2013 was 12.39%.

Distributions to Common Shareholders

The Trustees of the Fund regularly review the amount of the monthly dividend. Since the Fund’s first dividend distribution in April 2004, the monthly dividend has been increased on six occasions from an initial monthly dividend of $0.0967 to the current amount of $0.13125, a cumulative increase of 35.7%. Through 2012, all distributions from the Fund have been paid from net investment income, including realized capital gains. We anticipate that all distributions for the year ended October 31, 2013 will be characterized as being paid from net investment income, including realized capital gains.

Market Prices and Shareholder Returns

Changes in the market price of the Reaves Utility Income Fund can and do deviate from the underlying changes in the net asset value per common share. As a result the market return to common shares can be increased or decreased.

The fiscal 2013 market return for shareholders is set out in the following table:

Change in Market value:

NYSE Closing Price - October 31, 2012	$25.29
NYSE Closing Price - October 31, 2013	25.92

Net Change in Fiscal 2013	0.63
Distributions in Fiscal 2013	1.575

Total return Amount	$2.205
Total return Percent	8.72%

Leverage Facility

The amount of the Fund’s leverage facility remained constant at $290,000,000 throughout the year. In October 2013 the facility was amended to fix the interest rate on $72,500,000 at the all-in rate of 175.12 basis points or 1.7512%. The interest on the $217,500,000 remaining balance of the facility is reset daily at 30-Day LIBOR plus 1.1%. As a matter of practice the Fund has held the amount of the loan facility constant when the total market value of the portfolio has increased; as such, the leverage facility as a percentage of net assets decreased from 38.96% of net assets at October 31, 2012 to 35.81% at fiscal year-end.

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Performance

	Period Ended October 31
	One Year	Three Years^	Five Years^
Total investment return – Net Asset Value*	15.73%	16.09%	20.60%
Total investment return – Market Price*	9.05	12.51	22.29
S&P Utilities Index	9.68	11.56	10.58
Dow Jones Utility Average	8.94	11.83	10.42

The Performance data quoted represents past performance and reflects the deduction of applicable expenses. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted.

^	Annualized.
*	Assumes all dividends being reinvested.

For the year, the net asset value of the Fund increased faster than the share price. As a result, the common stock of the fund was trading at a 7.10% discount to the NAV at year end, an increase from the 1.44% discount at the beginning of the fiscal year.

Utilities

The common wisdom is that utilities are interest rate sensitive, implying that utility returns are impaired by rising interest rates. From a low in May of 1.63% on the 10-year U.S. Treasury, the yield rose to just under 3.0% in September, closing at 2.54% on October 31, 2013. For the year, the Funds’ utility holdings generated a total return of 12.75%.

In spite of the material interest rate increase on the 10-year U.S. Treasury, the Utility sector produced double-digit total returns. ITC Holdings specializes in electricity transmission investment where it enjoys Federal regulation authorizing an above average return on equity for new investment. Nextera is an integrated, Florida based, electric and gas utility. In addition to nuclear generation, the company is among the largest investors in wind power generation and utility-scale solar power production. The company is committed to high single-digit earnings and dividend growth which is consistent with company history. Nisource, based in Indiana, operates in gas distribution, gas transmission and storage and electric operations, principally in the Midwest and Mid-Atlantic. The geographical location of the company and its businesses positions it to grow with development of major U.S. hydrocarbon production from major U.S. shale basins.

Telecommunications

The total return in the market for the year from the best and worst performing telecommunications companies with portfolio positions of 3% or more were at year-end:

Vodafone Group Plc	50.5%
Verizon	21.5%
AT&T	12.7%
BCE Inc.	5.4%

Verizon’s agreement to purchase Vodafone’s 45% interest in Verizon Wireless was the material event for the two telcos. Verizon will acquire Vodafone’s 45% equity ownership in Verizon

Annual Report | October 31, 2013	3

Reaves Utility Income Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Wireless for a combination of common stock and cash. When the deal closes in early 2014, Vodafone plans to use the proceeds to make a material one-time distribution to shareholders, deleverage its balance sheet and accelerate its capital investment program in Europe and emerging markets. We think Vodafone will be well-positioned to take share in these markets.

AT&T continues to benefit from the growth in wireless data. In addition, AT&T has an above average 5% dividend yield which it has consistently increased.

BCE’s stock price declined in mid-year when it appeared that the Canadian authorities were encouraging Verizon to enter the Canadian market to increase competition for BCE and Telus Corporation, among others. When Verizon secured the purchase of Verizon Wireless shares from Vodafone they announced they had no intention of entering the Canadian market and the price of BCE’s shares began to recover.

Industrials

Union Pacific Railroad, the portfolio’s sole industrial company, had a total market return of 22.2% for the year. The company benefitted from transportation of steel, sand, equipment and chemicals into the Bakken oil shale region and the transport out of oil and hydrocarbon liquids. The company raised its dividend 14.5% in August, consistent with the 15% dividend increase in 2012.

The domestic and global economies remain unstable. The dysfunction in Washington creates additional uncertainty and unknown market risks. The 125 basis point increase in 30-year mortgage rates slowed housing starts and refinancing. A principal concern of investors is Federal Reserve policy and when will a tapering of quantitative easing begin which would potentially remove support for asset prices including equities. Given the continued economic weakness, and the high level of unemployment, we do not soon expect another material increase in interest rates. In this environment the stable demand for utilities and telecom services provides companies with relatively predictable revenues and income growth. Selected utilities have the ability to invest and grow their earnings and dividends in spite of the sluggish economy. Current dividend yields remain at least 100 bps higher than the yield of the 10-year U.S. Treasury. Investors should not overlook the fact that the favorable tax rate on dividends makes utilities more valuable now than in the past when dividends were taxed at the full marginal rate.

When interest rates do start to increase, expect some volatility in high-yielding utility and telecom stocks in the short run. Bouts of investor pessimism provide investment opportunities. Experience over three decades has taught us that companies that deliver a competitive total return should recover from price weakness driven by investor pessimism in the face of macroeconomic concerns. The financial strength and liquidity of our composite holdings should permit us to exploit dislocations in the markets.

Respectfully submitted,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of Reaves Asset Management

4	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Definitions:

Bps (basis points) – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

LIBOR – The London Interbank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is one of the primary benchmarks for short-term interest rates around the world.

Floating Rate – An interest rate that is allowed to move up and down with the rest of the market or along with an index or benchmark. This contrasts with a fixed interest rate, in which the interest rate stays constant for the duration of the agreement.

Quantitative easing – Quantitative easing is an unconventional monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying specified amounts of long term financial assets from commercial banks and other private institutions, thus increasing the monetary base and lowering the yield on those financial assets. This is distinguished from the more usual policy of buying or selling government bonds in order to keep market interest rates at a specified target value.

S&P Utilities Index – The S&P Utilities Index comprises those companies included in the S&P 500 Index that are classified as members of GICS® (Global Industry Classification Standard) utilities sector.

Dow Jones Utility Average – The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

You cannot invest directly in an index.

Annual Report | October 31, 2013	5

Reaves Utility Income Fund	Report of Independent Registered Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund

We have audited the accompanying statement of assets and liabilities of The Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and partnership administrator. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 23, 2013

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
October 31, 2013

	SHARES	VALUE
COMMON STOCKS 127.52%
Diversified Telecommunication Services 24.80%
AT&T, Inc.	1,591,900	$57,626,780
BCE, Inc.(1)(2)	985,000	42,877,050
BT Group PLC	1,050,000	6,347,107
BT Group PLC - ADR	20,000	1,212,600
CenturyLink, Inc.	374,000	12,663,640
Deutsche Telekom AG	400,000	6,299,982
Frontier Communications Corp.	99,231	437,609
TELUS Corp.	230,000	8,033,952
Verizon Communications, Inc.(1)(2)	1,070,000	54,045,700
Windstream Holdings, Inc.	1,320,000	11,286,000

		200,830,420

Electric Utilities 38.07%
Cia Energetica de Minas Gerais - ADR	571,987	5,130,724
Duke Energy Corp.	571,999	41,029,488
Edison International(1)(2)	240,000	11,767,200
Entergy Corp.(1)	485,000	31,389,200
ITC Holdings Corp.	455,000	45,768,450
NextEra Energy, Inc.(1)(2)	600,000	50,850,000
Northeast Utilities(1)	335,000	14,368,150
Pinnacle West Capital Corp.(1)	860,000	48,185,800
Portland General Electric Co.	210,000	6,027,000
PPL Corp.(1)	807,000	24,718,410
SSE PLC	200,000	4,540,863
The Southern Co.	575,000	23,523,250
Westar Energy, Inc.	30,000	948,300

		308,246,835

Equipment & Services 0.17%
Seadrill, Ltd.	30,000	1,398,600

Gas Utilities 4.99%
National Fuel Gas Co.	75,000	5,366,250
ONEOK, Inc.	507,000	28,645,500
Snam SpA	204,000	1,051,423
South Jersey Industries, Inc.	90,000	5,359,500

		40,422,673

Independent Power Producers & Energy Traders 0.12%
NRG Yield, Inc.	27,500	974,050

Annual Report | October 31, 2013	7

Reaves Utility Income Fund	Statement of Investments
October 31, 2013

	SHARES	VALUE
Media 1.38%
Comcast Corp., Class A(1)(2)	125,000	$5,947,500
Liberty Global PLC, Class A*	13,100	1,026,647
Time Warner Cable, Inc.	35,000	4,205,250

		11,179,397

Multi-Utilities 29.98%
Ameren Corp.	140,000	5,065,200
Dominion Resources, Inc.	500,000	31,875,000
DTE Energy Co.(1)(2)	719,000	49,711,660
Integrys Energy Group, Inc.(1)	397,200	23,307,696
National Grid PLC	350,000	4,402,569
National Grid PLC - ADR(1)	360,000	22,654,800
NiSource, Inc.	1,400,000	44,128,000
NorthWestern Corp.	5,000	229,200
PG & E Corp.	358,000	14,982,300
SCANA Corp.(1)	450,000	20,983,500
Sempra Energy	115,000	10,481,100
TECO Energy, Inc.	380,000	6,524,600
Wisconsin Energy Corp.	200,000	8,422,000

		242,767,625

Oil, Gas & Consumable Fuels 5.55%
Penn West Petroleum, Ltd.(1)	820,000	9,175,800
The Williams Cos., Inc.	1,000,000	35,710,000

		44,885,800

Real Estate Investment Trusts (REITS) 4.79%
American Tower Corp.	270,000	21,424,500
Annaly Capital Management, Inc.(1)(2)	1,470,000	17,331,300

		38,755,800

Road & Rail 4.67%
Union Pacific Corp.(1)(2)	250,000	37,850,000

Tobacco 0.73%
Altria Group, Inc.	160,000	5,956,800

Water Utilities 5.15%
American Water Works Co., Inc.	810,000	34,724,700
Aqua America, Inc.(1)(2)	200,000	5,036,000
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	183,000	1,941,630

		41,702,330

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
October 31, 2013

	SHARES	VALUE
Wireless Telecommunication Services 7.12%
Telefonica Brasil S.A. - ADR(1)	518,000	$11,489,240
Vodafone Group PLC	3,100,000	11,158,946
Vodafone Group PLC - ADR(1)	950,000	34,979,000

		57,627,186

TOTAL COMMON STOCKS (Cost $831,536,219)		1,032,597,516

PREFERRED STOCKS 0.35%
Electric Utilities 0.22%
Entergy Louisiana Holdings LLC, 6.950%	7,900	794,444
Entergy Mississippi, Inc.,
6.250%	10,000	236,875
4.560%	3,520	316,030
Entergy New Orleans, Inc., 4.360%	4,500	412,031

		1,759,380

Multi-Utilities 0.11%
Ameren Illinois Co., 4.250%	10,300	946,957

Oil, Gas & Consumable Fuels 0.02%
Anglo Dutch Oil Well(3)(4)	1,000	139,000

TOTAL PREFERRED STOCKS (Cost $2,388,452)		2,845,337

LIMITED PARTNERSHIPS 6.14%
Enbridge Energy Partners LP	250,000	7,567,500
Enterprise Products Partners LP	475,000	30,058,000
MarkWest Energy Partners LP	78,000	5,793,840
Talara Opp II, LP(3)(5)	28,443	2,417,685
Williams Partners LP	75,000	3,856,500

TOTAL LIMITED PARTNERSHIPS (Cost $34,127,561)		49,693,525

Annual Report | October 31, 2013	9

Reaves Utility Income Fund	Statement of Investments
October 31, 2013

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.42%
Diversified Telecommunication Services 0.42%
Frontier Communications Corp.
7.125%, 01/15/2023	Ba2/BB-	$1,000,000	$1,047,500
8.250%, 04/15/2017	Ba2/BB-	2,000,000	2,322,500

TOTAL CORPORATE BONDS (Cost $3,093,505)			3,370,000

		SHARES	VALUE

MUTUAL FUNDS 0.57%
Loomis Sayles Institutional High Income Fund		548,386	4,644,829

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,644,829

MONEY MARKET FUNDS 0.33%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.001% (7-Day Yield)		2,680,494	2,680,494

TOTAL MONEY MARKET FUNDS (Cost $2,680,494)			2,680,494

TOTAL INVESTMENTS - 135.33% (Cost $877,826,231)			$1,095,831,701

LEVERAGE FACILITY - (35.81%)			(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.48%			3,899,704

NET ASSETS - 100.00%			$809,731,405

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2013. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at October 31, 2013. (See Note 4)
(3)	Restricted security. (See Note 5)
(4)

Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) The Fund has engaged in a private purchase of preferred shares in an oil and gas well, operated by Anglo Dutch Corporation, a private company.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
October 31, 2013

(5)

Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) Excludes an unfunded commitment of $2,155,664 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

          This translates literally in all languages mentioned as anonymous company.

SpA - Societa Per Azioni is an Italian shared company.

See Notes to Financial Statements.

Annual Report | October 31, 2013	11

Reaves Utility Income Fund	Statement of Assets and Liabilities
October 31, 2013

ASSETS:
Investments, at value (Cost $877,826,231)	$1,095,831,701
Dividends receivable	4,369,558
Interest receivable	60,258
Prepaid arrangement and renewal fees on loan outstanding	646,504

Total Assets	1,100,908,021

LIABILITIES:
Payable to custodian due to overdraft	252,475
Loan payable	290,000,000
Accrued investment advisory fees	531,509
Accrued administration fees	244,956
Accrued trustees fees	31,608
Accrued chief compliance officer fees	3,250
Accrued expenses for rights offering costs (see Note 3)	66,518
Other payables and accrued expenses	46,300

Total Liabilities	291,176,616

Net Assets Applicable to Common Shareholders	$809,731,405

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,960,294
Overdistributed net investment income	(5,972,222)
Accumulated net realized gain on investments and foreign currency transactions	15,734,087
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	218,009,246

Net Assets Applicable to Common Shareholders	$809,731,405

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294

Net asset value per common share	$27.91

See Notes to Financial Statements.

12	1-800-644-5571

Reaves Utility Income Fund	Statement of Operations
For the Year Ended October 31, 2013

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $722,370)	$45,143,096
Interest on investment securities	877,795
Securities lending income	145,291

Total Investment Income	46,166,182

EXPENSES:
Interest on loan	3,835,970
Investment advisory fees	6,106,647
Administration fees	2,814,368
Chief compliance officer fees	39,000
Trustees fees	134,339
Miscellaneous fees	122,849

Total Expenses	13,053,173

Net Investment Income	33,113,009

Net realized gain/(loss) on:
Investment securities	14,665,321
Foreign currency transactions	(6,254)
Change in unrealized appreciation of:
Investment securities	63,251,786
Translation of assets and liabilities denominated in foreign currencies	3,964

Net gain on investments and foreign currency transactions	77,914,817

Net Increase in Net Assets Attributable to Common Shares from Operations	$111,027,826

See Notes to Financial Statements.

Annual Report | October 31, 2013	13

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$33,113,009	$29,664,059
Net realized gain on investment securities and foreign currency transactions	14,659,067	7,610,408
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	63,255,750	60,271,923

Net increase in net assets attributable to common shares from operations	111,027,826	97,546,390

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(43,811,584)	(33,829,577)
From net realized gains	(1,885,929)	(10,822,586)

Net decrease in net assets from distributions to common shareholders	(45,697,513)	(44,652,163)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	143,328,285
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	3,155,755

Net increase from capital share transactions	–	146,484,040

Net Increase in Net Assets Attributable to Common Shares	65,330,313	199,378,267

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$744,401,092	$545,022,825

End of year*	$809,731,405	$744,401,092

*Including overdistributed net investment income of:	$(5,972,222)	$(3,954,995)

See Notes to Financial Statements.

14	1-800-644-5571

Reaves Utility Income Fund	Statement of Cash Flows
For the Year Ended October 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$111,027,826
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(314,454,279)
Proceeds from disposition of investment securities	332,821,694
Net purchases of short-term investment securities	(2,680,494)
Net realized gain on investment securities	(14,665,321)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(63,255,750)
Premium amortization	(1,365,897)
Return of capital distributions received on preferred stocks	2,845,440
Increase in dividends receivable	(897,324)
Decrease in interest receivable	153,138
Increase in prepaid arrangement and renewal fees on loan outstanding	(646,504)
Decrease in interest on loan payable	(21,138)
Increase in accrued investment advisory fees	27,973
Increase in accrued administration fees	12,892
Increase in accrued trustees fees	7,237
Decrease in accrued expenses for offering cost	(43,164)
Increase in other payables and accrued expenses	46,300

Net Cash Provided by Operating Activities	48,912,629

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(45,697,513)
Bank overdrafts	(3,234,909)

Net Cash Used in Financing Activities	(48,932,422)

Effect of exchange rates on cash	3,964

Net Decrease in cash	(15,829)

Cash and foreign currency, beginning of year	$15,829

Cash and foreign currency, end of year	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$3,857,108

See Notes to Financial Statements.

Annual Report | October 31, 2013	15

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of year

INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains

Total income from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains

Total distributions to common shareholders

Change due to rights offering(3)

Total distributions and rights offering

Net asset value per common share, end of year

Market price per common share, end of year

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(5)
Ratio of expenses to average net assets attributable to common shares(5)

Ratio of net investment income to average net assets attributable to common shares(5)
Ratio of expenses to average managed assets(6)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of year, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(8)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Year Ended 10/31/13	For the Year Ended 10/31/12	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/09

$25.66	$23.70	$21.75	$15.82	$16.14

1.14(1)	1.21(1)	1.40(1)	1.56(1)	1.44
2.69	3.02	2.02	5.98	(0.09)

–	–	(0.02)	(0.16)	(0.16)
–	–	(0.00)(2)	–	(0.03)

3.83	4.23	3.40	7.38	1.16

(1.51)	(1.37)	(1.45)	(1.45)	(1.31)
(0.07)	(0.47)	–	–	(0.17)

(1.58)	(1.84)	(1.45)	(1.45)	(1.48)

–	(0.43)	–	–	–

(1.58)	(2.27)	(1.45)	(1.45)	(1.48)

$27.91	$25.66	$23.70	$21.75	$15.82

$25.92	$25.29	$25.05	$22.19	$15.31

15.73%	16.57%	15.99%	48.33%	9.92%
9.05%	8.70%	20.15%	56.37%	22.81%

$809,731	$744,401	$545,023	$497,917	$359,176

1.21%	1.19%	1.27%	N/A	N/A
1.71%	1.83%	1.93%	1.51%	1.77%

4.33%	4.91%	6.08%	8.33%	11.47%
N/A	N/A	N/A	0.97%	1.01%
30%	27%	34%	53%	86%

N/A	N/A	$–(7)	$240,104	$240,095
N/A	N/A	–(7)	9.6	9.6
N/A	N/A	$–(7)	$76,877	$62,424
N/A	N/A	$–(7)	$25,000	$25,000
N/A	N/A	$–(7)	$25,000	$25,000

$290,000	$290,000	$185,000	N/A	N/A
$3,792	$3,567	$3,946	N/A	N/A

Annual Report | October 31, 2013	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price (See Note 3).
(4)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Ratios do not reflect dividend payments to preferred shareholders.
(6)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(7)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(8)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market

Annual Report | October 31, 2013	19

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2013:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,032,597,516	$–	$–	$1,032,597,516
Preferred Stocks
Electric Utilities	–	1,759,380	–	1,759,380
Multi-Utilities	–	946,957	–	946,957
Oil, Gas & Consumable Fuels	–	–	139,000	139,000
Limited Partnerships	47,275,840	–	2,417,685	49,693,525
Corporate Bonds	–	3,370,000	–	3,370,000
Mutual Funds	4,644,829	–	–	4,644,829
Money Market Funds	2,680,494	–	–	2,680,494
Total	$1,087,198,679	$6,076,337	$2,556,685	$1,095,831,701

*See	Statement of Investments for industry classification.

As of October 31, 2013, the Fund applied the cost approach to value its Level 3 securities, with an additional liquidity discount. The fair valuation procedures used to value Level 3 securities are in accordance with the Fund’s Board approved fair valuation policies.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

During the year ended October 31, 2013, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2012	Return of capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Transfer in and/or (out) of Level 3	Balance as of 10/31/2013	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at 10/31/2013
Preferred Stocks	$1,846,000	$(1,893,440)	$–	$186,440	$–	$–	$139,000	$186,440
Limited Partnerships	–	–	–	(426,651)	2,844,336	–	2,417,685	(426,651)
TOTAL	$1,846,000	$(1,893,440)	$–	$(240,211)	$2,844,336	$–	$2,556,685	$(240,211)

*See Statement of Investments for industry classification.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the year ended October 31, 2013, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Annual Report | October 31, 2013	21

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$ 35,401,680	$ 40,397,313
Long-Term Capital Gain	10,295,833	4,254,850
Total	$ 45,697,513	$ 44,652,163

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$–
Accumulated Capital Gain	4,040,483
Unrealized Appreciation	229,913,940
Other Cumulative Effect of Timing Differences	(6,183,312)
Total	$227,771,111

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2013, certain differences were reclassified. The Fund increased accumulated net investment income by $8,681,348, decreased accumulated net realized gain by $(8,676,586) and decreased paid in capital by $(4,762).

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of October 31, 2013, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$247,812,497
Gross depreciation (excess of tax cost over value)	(17,902,333)
Net appreciation of foreign currency	3,776

Net unrealized appreciation	229,913,940

Cost of investments for income tax purposes	$865,921,537

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. In a rights offering which expired August 8, 2012 (“Expiration Date”), shareholders exercised rights to purchase 5,892,187 shares at $24.41 per share for proceeds, net of expenses, of $143,828,285. The subscription price of $24.41 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Common Stock outstanding - beginning of period	29,014,294	22,993,367
Common Stock issued from rights offering	–	5,892,187
Common Stock issued as reinvestment of dividends	–	128,740

Common Stock outstanding - end of period	29,014,294	29,014,294

4. BORROWINGS

In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares”) were redeemed at their liquidation value plus accrued dividends. Concurrently, the Fund entered into a financing package in December 2010 that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”).

Annual Report | October 31, 2013	23

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed (the “Variable Commitment”) and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee of 0.25% on the Initial Maximum Commitment. This renewal fee was amortized over a six month period, ended October 29, 2012.

The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waive the arrangement fee on the increased borrowing made available under the Current Maximum Commitment.

The Agreement was again amended on October 25, 2013 to allow for fixed rate borrowing along with the Variable Commitment; $72,500,000 of the Current Maximum Commitment is at a rate of 1.7512% for three years (the “Fixed Commitment”). The Fund paid a 0.20% arrangement fee on the Fixed Commitment. The terms on the remaining balance of $217,500,000 remain unchanged. The fund paid a renewal fee of 0.25% on the Variable Commitment on October 25, 2013.

For the year ended October 31, 2013, the average amount borrowed under the Agreement was $290,000,000 with an average interest rate on the Variable Commitment of 1.30%. The interest rate applicable to the Variable Commitment on October 31, 2013 was 1.27%. As of October 31, 2013, the amount of outstanding borrowings was $290,000,000 and the amount of pledged collateral was $653,522,210.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2013, the value of securities on loan was $272,733,990.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the year ended October 31, 2013.

5. RESTRICTED SECURITIES

As of October 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of October 31, 2013 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Anglo Dutch Oil Well Preferred Stock	11/30/2011	$154,560	$139,000	0.02%
Talara Opp II, LP	8/30/2013	$2,844,336	$2,417,685	0.30%

TOTAL		$2,998,896	$2,556,685	0.32%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2013, aggregated $315,982,681 and $328,335,385, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund

Annual Report | October 31, 2013	25

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2013

shares, costs related to issuance of common stock, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(B) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

10.	INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2013 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

Annual Report | October 31, 2013	27

Reaves Utility Income Fund	Additional Information
October 31, 2013 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105. Prior to December 9, 2013, Computershare served as the plan administrator.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2013 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012, as qualified dividend income (“QDI”) and as qualifying for the corporate dividends received deduction (“DRD”).

	QDI	DRD
Reaves Utility Income Fund	98.45%	83.97%

In early 2013, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Fund, if any, during the calendar year 2013.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $10,295,833 as long-term capital gain dividend for the year ended October 31, 2013. Additionally, the Fund has updated its designation for the year ended October 31, 2012 to $5,505,504.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a

Annual Report | October 31, 2013	29

Reaves Utility Income Fund	Additional Information
October 31, 2013 (Unaudited)

Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the year ended October 31, 2013				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2013
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$1.098	$0.346	$0.131	$1.575	69.72%	21.95%	8.33%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

30	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name, Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Interested Trustee
Jeremy O. May[3] Chairman, Trustee and President Age: 43	Chairman & Trustee Since 2009*** President Since 2010	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director and Executive Vice President of ALPS Holdings Inc. (“AHI”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APS”). Because of his positions with ALPS, AHI, AAI, ADI and APS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and ALPS Variable Investment Trust.	1	Mr. May is on the Board of Directors and Vice Chairman of the University of Colorado Foundation.

Annual Report | October 31, 2013	31

Reaves Utility Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name, Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Non-Interested Trustees
Mary K. Anstine Trustee Age: 73	Since Inception*	Ms. Anstine is a Trustee of A.V. Hunter Trust and Director of the Colorado Uplift Board. Ms. Anstine was formerly the President/Chief Executive Officer of HealthONE Alliance (hospital group). Ms. Anstine is Chairwoman and Trustee of the Westcore Funds.	1	Ms. Anstine is a Trustee of ALPS ETF Trust (19); ALPS Variable Investment Trust (7); Financial Investors Trust (29); and Westcore Funds (12).
Jeremy W. Deems Trustee Age: 37	Since 2008***	Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	1	Mr. Deems is a Trustee of ALPS ETF Trust (19); ALPS Variable Investment Trust (7) and Financial Investors Trust (29).

32	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name, Address,[1] Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]
Non-Interested Trustees (continued)
Michael F. Holland Trustee Age: 69	Since Inception*	Mr. Holland is Chairman of Holland & Company, an investment management company.	1	Mr. Holland is a Director of Blackstone/GSO Senior Floating Rate Term Fund (1), Blackstone/ GSO Long-Short Credit Income Fund(1), Blackstone/GSO Strategic Credit Funds(1), Holland Series Funds, Inc. (1); and Trustee of State Street Master Funds (5); China Fund, Inc. (1); and Taiwan Fund, Inc. (1).
E. Wayne Nordberg Trustee Age: 75	Since 2012**	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor.	1	Mr. Nordberg is a Director of Annaly Capital Management, Inc., a real estate investment trust and PetroQuest Energy, Inc., an oil and gas exploration company.
Larry W. Papasan Trustee Age: 73	Since Inception**	Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company.	1	Mr. Papasan is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, and Bionova, Inc., each a medical services company, SSR Engineering, an engineering company, and Triumph Bank.

Annual Report | October 31, 2013	33

Reaves Utility Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name, Address Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Officers
J. Tison Cory Secretary Age: 44	Since 2008	Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver. Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Cory is also Assistant Secretary for the RiverNorth Funds.	N/A
Lauren E. Johnson Treasurer Age: 33	Treasurer Since 2010 Assistant Treasurer 2008 - 2010	Ms. Johnson is a Vice President of ALPS and joined in September 2005 as a Fund Controller. Because of her position with ALPS, Ms. Johnson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Johnson is Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund and Macquarie Global Infrastructure Total Return Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A

34	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2013 (Unaudited)

Name, Address Age and Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Ted J. Uhl Chief Compliance Officer Age: 39	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently a Deputy Chief Compliance Officer and Vice President of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl also acts as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Drexel Hamilton Funds, Financial Investor Trust, and Transparent Value Trust.	N/A

(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)

The Trust commenced operations on February 24, 2004. The Trust’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2014 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2015 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2016 Annual Meeting of Shareholders.
(3)	Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Trust’s sponsor.
(4)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Annual Report | October 31, 2013	35

INTENTIONALLY LEFT BLANK

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems and Mike Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Deems is Co-President and Chief Financial Officer of Green Alpha Advisors, LLC and was formerly Chief Financial Officer and Treasurer of Forward Management, LLC. Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2013 and 2012 were $34,000 and $34,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2013 and 2012 were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for fiscal years 2013 and 2012 were $3,390, and $3,300, respectively.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years 2013 and 2012 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	Not applicable to Registrant.

(h)	Not applicable to Registrant.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

E. Wayne Nordberg

Larry W. Papasan

Item 6.  Investments.

(a) The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b) Not applicable to Registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

The Registrant’s proxy voting policies and procedures are attached as Exhibit 7.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2013.

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, Reaves Asset Management 1991-present
William Ferer	Portfolio Manager	Since inception	PM, Reaves Asset Management 1987-present

(a)(2) Other Accounts Managed as of October 31, 2013.

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
Ronald Sorenson	$1,101,423,278 2 accounts	0	$1,192,605,156 901 accounts
William Ferer	65,443,159 1 account	0	$781,601,024 18 accounts

Other Accounts Managed by Portfolio Managers. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Registrant’s investment adviser may have in place that could benefit the Registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager Compensation as of October 31, 2013.

Compensation of Portfolio Managers. Compensation paid by the Reaves Asset Management (“Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Firm, each fiscal-year, and the contribution of each portfolio manager to the Firm’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4) Dollar Range of Securities Owned as of October 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$50,001 - $100,000
William Ferer	$50,001 - $100,000

1“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.   Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable to Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment

Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) The Proxy Voting Policies and Procedures for Reaves Asset Management is attached hereto as Exhibit 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 6, 2014

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	January 6, 2014